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                                                                    EXHIBIT 99.3

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Michael T. Vesey, certify that:

         1. This Annual Report on Form 10-K of Orleans Homebuilders, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. That the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date: September 24, 2002
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                                          /s/Michael T. Vesey
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                                          Michael T. Vesey
                                          President and Chief Operating Officer